EXHIBIT 99.1

                               PROTOCOL AGREEMENT

     THIS PROTOCOL AGREEMENT, dated as of November 15, 2002 (this "Protocol Agreement"), by and among Pharmacia Corporation, a Delaware corporation, Solutia Inc., a Delaware corporation ("Solutia"), and Monsanto Company, a Delaware corporation.

                              W I T N E S S E T H:

     WHEREAS, Former Monsanto (as defined below) and Solutia are parties to that certain Distribution Agreement, dated as of September 1, 1997 (the "Distribution Agreement"), which was entered into in connection with the distribution of the common stock of Solutia to the stockholders of Former Monsanto (the "Solutia Distribution");

     WHEREAS, pursuant to the Distribution Agreement, among other things, Former Monsanto assigned and transferred the Chemicals Assets (as defined in the Distribution Agreement) to Solutia and Solutia assumed all of the Chemicals Liabilities (as defined in the Distribution Agreement) of Former Monsanto;

     WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of December 19, 1999 (the "Merger Agreement"), by and among the former Monsanto Company (which is the Delaware corporation identified in the introductory paragraph of this Protocol Agreement as "Pharmacia Corporation" and which is referred to herein as either "Former Monsanto" or "Pharmacia," as the context requires), MP Sub, Incorporated ("Merger Sub") and Pharmacia & Upjohn, Inc. ("PNU"), the parties agreed that Merger Sub would be merged with and into PNU with PNU surviving as a wholly-owned subsidiary of Former Monsanto in the merger (the "Merger");

     WHEREAS, on February 9, 2000, the new Monsanto Company (which is the Delaware corporation identified in the introductory paragraph of this Protocol Agreement as "Monsanto Company" and which is referred to herein as either "New Monsanto" or "Monsanto," as the context requires) was incorporated as a wholly owned subsidiary of Former Monsanto under the name "Monsanto Ag Company";

     WHEREAS, on March 31, 2000, (i) the Merger was effective, (ii) Former Monsanto changed its name from "Monsanto Company" to "Pharmacia Corporation," and (iii) New Monsanto changed its name from "Monsanto Ag Company" to "Monsanto Company";

     WHEREAS, on September 1, 2000, New Monsanto and Pharmacia entered into certain agreements, including that certain Separation Agreement, dated as of September 1, 2000 (the "Separation Agreement"), pursuant to which, among other things, Pharmacia assigned and transferred certain assets related to its agricultural products business and certain other assets to New Monsanto and New Monsanto assumed certain liabilities relating thereto and all liabilities that were assumed by Solutia or any of its subsidiaries in connection with the Solutia Distribution to the extent that Solutia fails to pay, perform or discharge such liabilities;

     WHEREAS, on July 1, 2002, (i) the parties hereto entered into a certain Amendment to the Distribution Agreement (the "Distribution Agreement Amendment") pursuant to which the assignment from Pharmacia to New Monsanto of certain assets and liabilities contemplated pursuant to the Separation Agreement (including certain of Pharmacia's rights and obligations under the Distribution Agreement) was effectuated and the relationship among the parties was preserved as nearly as possible with the original intent and terms of the Distribution

Agreement, (ii) the parties hereto entered into that certain Protocol Agreement (the "Anniston Protocol Agreement") related to Sabarina Abernathy, et al. v. Monsanto Company, et al., Case No. CV01832 (the "Anniston Litigation") and pursuant to which the parties agreed on certain matters pertaining to the posting of an appeal bond with respect to, and control of decisions regarding settlement of, the Anniston Litigation; and (iii) Pharmacia and Monsanto entered into that certain First Amendment to Separation Agreement (the Separation
Agreement, as so amended, being referred to as the "Amended Separation Agreement") pursuant to which those parties clarified their respective rights and obligations relating to Monsanto's indemnification obligations under the Separation Agreement;

     WHEREAS, pursuant to the Distribution Agreement, as amended by the Distribution Agreement Amendment (the "Amended Distribution Agreement"), Solutia agreed, among other things, to indemnify, defend and hold harmless the Monsanto Group (as defined in the Amended Distribution Agreement) from and against all Chemicals Liabilities;

     WHEREAS, on August 13, 2002, Pharmacia distributed its entire ownership interest in Monsanto to the stockholders of Pharmacia;

     WHEREAS, pursuant to its obligations under the Amended Distribution Agreement, Solutia has agreed to and has been defending Pharmacia in connection with Commonwealth of Pennsylvania et al. v. United States Mineral Products et al., Nos. 284 M.D., 244 M.D. (Penn. Comm. Ct.) (the "Pennsylvania Litigation");

     WHEREAS, a jury verdict has been returned in the Pennsylvania Litigation with respect to the liability of Solutia and Pharmacia and judgment in the Pennsylvania Litigation has been entered in the amount of $59.5 million (the "Judgment");

     WHEREAS, under Pennsylvania law a bond in the amount of 120% of the Judgment, or approximately $71.4 million, must be posted in order to stay execution of the Judgment pending appeal of the Judgment (the "Appeal");

     WHEREAS, pursuant to the Amended Distribution Agreement, Solutia is obligated, among other things, to post a bond in the Pennsylvania Litigation in order to stay execution of the Judgment pending appeal of the Judgment;

     WHEREAS, Solutia has informed Pharmacia and Monsanto that Solutia has determined not to post a bond in order to stay execution of the Judgment pending the Appeal, but that Solutia is willing to contribute $20 million to assist in securing a bond; and

     WHEREAS, Monsanto, pursuant to its obligations to Pharmacia under the Amended Separation Agreement, has agreed to post a bond sufficient to stay execution of the Judgment pending the Appeal upon the terms set forth herein.

     NOW, THEREFORE, in order to avoid any dispute among the parties with respect to Solutia's rights and obligations to Pharmacia and Monsanto under the Amended Distribution Agreement and Monsanto's rights and obligations to Pharmacia under the Amended Separation Agreement, and in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     Section 1.  Defined  Terms.  Each  capitalized  term used in this  Protocol
Agreement and not otherwise defined herein shall have the meaning ascribed thereto in the Amended Distribution Agreement. The parties hereto affirm the factual accuracy of each of the recitals set forth above to the extent that they relate to such party.

     Section 2. Effect of Protocol Agreement. This Protocol Agreement is a written, signed amendment and modification of (i) the Amended Distribution Agreement, in satisfaction of the requirements of Section 10.06 of the Amended Distribution Agreement, and (ii) solely with respect to Pharmacia and Monsanto, the Amended Separation Agreement, in satisfaction of the requirements of Section
11.07 of the Amended Separation Agreement.

     Section 3. Monsanto's Commitment to Obtain Pennsylvania Litigation Appeal Bond. Monsanto shall obtain a bond sufficient to stay execution of the Judgment pending the Appeal (the "Pennsylvania Litigation Appeal Bond").

     Section 4. Pennsylvania Litigation Protocol. In connection with Monsanto's commitment to obtain the Pennsylvania Litigation Appeal Bond pursuant to Section 3 above, the parties hereto agree that the following shall apply:

     (a) Solutia's Obligation to Contribute Funds. Solutia shall provide to Monsanto, or to the surety or bonding company of Monsanto's choosing (the
"Monsanto Surety"), on or before November 15, 2002, with a letter of credit in the form attached hereto as Exhibit C (the "Solutia LOC") as collateral necessary to secure the Pennsylvania Litigation Appeal Bond that has a present cash value of no less than $20 million (the "Solutia Funds").

     (b) Solutia's Reimbursement Obligations. Solutia shall reimburse or pay directly, and in no event later than thirty (30) days after receipt of an invoice or bill, all of Monsanto's Expenses. "Expenses" means all of Monsanto's out-of-pocket expenses reasonably incurred in connection with obtaining the Pennsylvania Litigation Appeal Bond, including, without limitation: (i) the premium due on the Pennsylvania Litigation Appeal Bond, and /or the fees charged by the Monsanto Surety in connection therewith; (ii) the fees and expenses relating to any third-party credit enhancement related to the Pennsylvania Litigation Appeal Bond; (iii) all costs and expenses of securing Monsanto's obligations with respect to the Pennsylvania Litigation Appeal Bond; and (iv) fees and expenses of financial advisors and attorneys retained by Monsanto in connection with the foregoing.

     (c) Settlement Control Conditions.

     (i) Monsanto Does Not Provide Collateral. If the Pennsylvania Appeal Bond is obtained by Monsanto pursuant to Section 3 above without Monsanto having to provide or post any cash, property, security, collateral or a third-party credit enhancement (the "Collateral"), then (A) Solutia and Monsanto shall have shared control over decisions to compromise or settle, on a commercially reasonable basis, any and all claims at issue, or arguably at issue, in the Appeal and/or the Pennsylvania Litigation; (B) Monsanto may utilize the Solutia Funds in accordance with the conditions and procedures contained in the Solutia LOC for drawing thereon; and (C) Solutia and Monsanto need not receive the consent or approval of Pharmacia to settle any or all of the claims at issue, or arguably at issue, in the Appeal and/or the Pennsylvania Litigation, provided that the settlement includes as a term thereof delivery by the claimant(s) or plaintiff(s) to Pharmacia and Monsanto of a written release of Pharmacia, Monsanto and Solutia from all liability with respect to the Pennsylvania Litigation once payment of the settlement and fulfillment of any other obligations of the settlement have been effectuated. To the extent that Solutia and Monsanto do not unanimously agree with respect to settlement strategies or decision to compromise or settle any claim, they shall consult with Pharmacia in an attempt to reach a unanimous decision. If a unanimous decision of Monsanto, Solutia and Pharmacia is not reached, the agreement of any two of the parties (Solutia, Monsanto and Pharmacia) shall be binding upon all parties hereto.

     (ii) Monsanto Provides Collateral. If Monsanto provides or posts any Collateral in order to obtain the Pennsylvania Appeal Bond pursuant to Section 3, the parties hereto agree that (A) Monsanto shall have sole and exclusive right to compromise or settle, on a commercially reasonable basis, all claims at issue, or arguably at issue, in the Appeal and/or the Pennsylvania Litigation;
(B) Monsanto may utilize the Solutia Funds in accordance with the conditions and procedures contained in the Solutia LOC for drawing thereon; (C) Monsanto need not receive the consent or approval of Pharmacia or Solutia to settle any or all claims at issue, or arguably at issue, in the Appeal and/or the Pennsylvania Litigation, provided that such settlement includes as a term thereof delivery by the claimant(s) or plaintiff(s) to Pharmacia, Monsanto and Solutia of a written release of Pharmacia, Monsanto and Solutia from all liability in respect to the Pennsylvania Litigation once payment of the settlement and fulfillment of any other obligations of the settlement have been effectuated; and (D) Monsanto shall nevertheless have a duty of prior consultation with Solutia and Pharmacia concerning settlement strategies and decisions (subparts (A), (B), (C) and (D) of this Section 4(c)(ii) being referred to herein collectively as the "Settlement Control Rights").

     (d) Solutia's Disposition of Assets. In the event that at anytime during the period during which Monsanto shall continue to have any obligation whatsoever with respect to the Pennsylvania Appeal Bond Solutia shall convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) any portion of its assets (whether now owned or hereafter acquired) having an aggregate value of $100 million or greater to any Person, or permit any subsidiary of Solutia to do so (a "Transaction"), Solutia shall have fifteen (15) business days following the consummation of a Transaction to obtain and deliver to Monsanto (i) the Monsanto Surety's complete and unconditional written release of Monsanto from all of its commitments and obligations with respect to the Pennsylvania Appeal Bond; and (ii) evidence satisfactory to Monsanto in its sole discretion that Solutia has either (A) secured a replacement bond that is sufficient to stay execution of the Judgment pending Appeal or (B) settled all of the claim(s) at issue, or arguably at issue, in the Appeal and/or the Pennsylvania Litigation, provided that the settlement includes as a term thereof delivery by the claimant(s) or plaintiff(s) to Pharmacia and Monsanto of a written release of Pharmacia, Monsanto and Solutia from all liability with respect to the Pennsylvania Litigation once payment of the settlement and fulfillment of any other obligations of the settlement have been effectuated (subparts (i) and (ii) of this Section 4(d) referred to collectively as the "Release Conditions"). If Solutia fails to satisfy the Release Conditions within the time period prescribed by this Section 4(d), then the Settlement Control Rights shall immediately vest in favor of Monsanto. "Person" means an individual, partnership, association, corporation, limited liability company, organization, government or governmental subdivision or agency, business trust, estate, trust, or any other legal or commercial entity.

     Section 5.    Obligation to Pay Settlement or Judgment Amounts.

     (a) Solutia's Obligations. In the event that any claims at issue, or arguably at issue, in the Appeal and/or the Pennsylvania Litigation are settled, Solutia shall pay the full settlement amount and perform any obligations of Solutia, Pharmacia and any other members of the Monsanto Group set forth in the settlement agreement. In the event that any claims at issue are not settled and a final, non-appealable judgment is entered against Solutia, Pharmacia or any other member of the Monsanto Group, Solutia shall pay directly and otherwise fulfill all of Solutia's, Pharmacia's and all other Monsanto Group members' obligations pursuant to such judgment. To the extent that Solutia fails to promptly and fully meet such obligations with respect to the payment of any judgment or settlement or with respect to other obligations arising out of any settlement or judgment in the Appeal and/or the Pennsylvania Litigation, Solutia shall enter into a consent judgment in favor of Pharmacia and Monsanto against Solutia in an amount equal to the amount specified in the judgment or settlement minus any amount paid by Solutia in satisfaction of the judgment or settlement.

     (b) Monsanto's Obligations. To the extent that Solutia fails to promptly and fully meet its obligations with respect to the payment of any judgment or settlement or with respect to other obligations arising out of any settlement or judgment in the Appeal and/or the Pennsylvania Litigation, Monsanto agrees to pay, perform or discharge such liabilities and obligations in accordance with its obligations under the Amended Separation Agreement. To the extent that Monsanto fails to promptly and fully meet its obligations under the Amended Separation Agreement with respect to the payment of any judgment or settlement or with respect to other obligations arising out of any settlement or judgment in the Appeal and/or the Pennsylvania Litigation, Monsanto shall enter into a consent judgment in favor of Pharmacia and against Monsanto in an amount equal to the amount specified in the judgment or settlement minus any aggregate amount paid by Solutia and Monsanto in satisfaction of the judgment or settlement.

     Section 6.     Powers of Attorney.

     (a) Revocation and Replacement by Pharmacia.

     (i) The power of attorney attached as Exhibit A to the Anniston Protocol Agreement is hereby revoked and is of no further force or effect and is replaced by the power of attorney attached hereto as Exhibit A (the "Pharmacia POA"), which shall be executed by Pharmacia. Pursuant to the Pharmacia POA and except as otherwise provided for in such power of attorney, the prosecution and defense of (A) the Pennsylvania Litigation and the Appeal, (B) the Anniston Litigation and any appeal of the Anniston Litigation ("Anniston Litigation Appeal"); and
(C) any other Claims (as defined in the Pharmacia POA) shall be prosecuted and defended by Solutia at Solutia's expense. Solutia shall report to Monsanto and Pharmacia all material developments concerning the Pennsylvania Litigation, the Appeal, the Anniston Litigation and the Anniston Litigation Appeal and shall provide all information and documents with respect thereto reasonably requested by either Monsanto or Pharmacia (the "Solutia Reporting Obligations"). With respect to any Claims (as defined in the Pharmacia POA) other than the Pennsylvania Litigation, the Appeal, the Anniston Litigation and the Anniston Litigation Appeal, the Solutia Reporting Obligations will only arise in the event that Monsanto or Pharmacia requests Solutia to report any such information with respect to any such Claim. At their expense, Monsanto and Pharmacia may associate with and advise Solutia in the prosecution or defense of the Pennsylvania Litigation, the Appeal, the Anniston Litigation, the Anniston Litigation Appeal or any other Claim (as defined in the Pharmacia POA) and Solutia shall allow Pharmacia and Monsanto to consult with and advise Solutia in connection with any decision or strategy with respect thereto. Solutia shall also fully inform Pharmacia and Monsanto on an immediate basis and in writing of any settlement discussions regarding the Pennsylvania Litigation, the Appeal, the Anniston Litigation, the Anniston Litigation Appeal or any other Claim (as defined in the Pharmacia POA) and shall, subject to (X) Section 4(c) of this Protocol Agreement with respect to the Pennsylvania Litigation or the Appeal;
(Y) Section 5(b) of the Anniston Protocol Agreement with respect to the Anniston Litigation and the Anniston Litigation Appeal; and (Z) Section 7 of this Protocol Agreement with respect to all other matters, consult fully with Pharmacia and Monsanto concerning any settlement strategies or decision.

     (ii) Solutia hereby acknowledges and accepts the appointment as Pharmacia's agent and attorney as provided in the Pharmacia POA and agrees to undertake and perform in a commercially reasonable manner on behalf of Pharmacia and in Pharmacia's name, place and stead, for all purposes with respect to all Claims (as defined in the Pharmacia POA) and to fully enforce all of Pharmacia's rights, interests and remedies with respect thereto, in each case with the same duty of care and prudence that it applies to the management of Solutia's own affairs, in accordance with the terms of the Amended Distribution Agreement and the Pharmacia POA.

     (iii) Monsanto hereby acknowledges and consents to Pharmacia's appointment of Solutia as Pharmacia's agent and attorney as provided in the Pharmacia POA.

     (b) Revocation and Replacement of Distribution Agreement Amendment Power of Attorney.

     (i) The power of attorney attached as Exhibit B to the Distribution Agreement Amendment is hereby revoked and is of no further force or effect and is replaced by the power of attorney attached hereto as Exhibit B (the "Monsanto POA"), which shall be executed by Monsanto. Pursuant to the Monsanto POA and except as otherwise provided for in such power of attorney, the prosecution and defense of (A) the Pennsylvania Litigation and the Appeal, (B) the Anniston Litigation and the Anniston Litigation Appeal; and (C) any other Claims (as defined in the Monsanto POA) shall be prosecuted and defended by Solutia at Solutia's expense. Solutia shall comply with the Solutia Reporting Obligations. With respect to any Claims (as defined in the Monsanto POA) other than the Pennsylvania Litigation, the Appeal, the Anniston Litigation and the Anniston Litigation Appeal, the Solutia Reporting Obligations will only arise in the event that Monsanto or Pharmacia requests Solutia to report any such information with respect to any such Claim. At their expense, Monsanto and Pharmacia may associate with and advise Solutia in the prosecution or defense of the Pennsylvania Litigation, the Appeal, the Anniston Litigation, the Anniston Litigation Appeal or any other Claim (as defined in the Monsanto POA) and Solutia shall allow Pharmacia and Monsanto to consult with and advise Solutia in connection with any decision or strategy in respect thereto. Solutia shall also fully inform Pharmacia and Monsanto on an immediate basis and in writing of any settlement discussions regarding the Pennsylvania Litigation, the Appeal, the Anniston Litigation, the Anniston Litigation Appeal or any other Claim (as defined in the Monsanto POA) and shall, subject to (X) Section 4(c) of this Protocol Agreement with respect to the Pennsylvania Litigation or the Appeal;
(Y) Section 5(b) of the Anniston Protocol Agreement with respect to the Anniston Litigation and the Anniston Litigation Appeal; and (Z) Section 7 of this Protocol Agreement with respect to all other matters, consult fully with Pharmacia and Monsanto concerning any settlement strategies or decision.

     (ii) Solutia hereby acknowledges and accepts the appointment as Monsanto's agent and attorney as provided in the Monsanto POA and agrees to undertake and perform in a commercially reasonable manner on behalf of Monsanto and in Monsanto's name, place and stead, all of Monsanto's commitments, duties, liabilities and obligations with respect to all Claims (as defined in the Monsanto POA) and to fully enforce all of Monsanto's rights, interests and remedies under the Amended Distribution Agreement, in each case with the same duty of care and prudence that it applies to the management of Solutia's own affairs, in accordance with the terms of the Amended Distribution Agreement and the Monsanto POA.

     (iii) Pharmacia hereby acknowledges and consents to Monsanto's appointment of Solutia as Monsanto's agent and attorney as provided in the Monsanto POA.

     Section 7. Clarification of Amended Distribution Agreement. The parties hereby agree, for purposes of clarification, that in the event that Solutia breaches any of its commitments, duties or obligations under the Amended Distribution Agreement nothing contained in Article IV thereof shall be construed as providing Solutia with the right to consent to the compromise or settlement of any Third Party Claim (including, without limitation, the Pennsylvania Litigation and the Anniston Litigation) by either of Pharmacia or Monsanto. The parties agree that Solutia's right to consent to an Indemnitee's compromise or settlement of a Third Party Claim pursuant to Section 4.04(b) of the Amended Distribution Agreement shall only arise in the event that, pursuant to said Section 4.04(b), Solutia has the right to elect to defend a Third Party Claim and elects not to so defend.

     Section 8. Conflicts with Existing Agreements. For purposes of the defense and prosecution of the Pennsylvania Litigation and the Appeal and of any Third Party Claims, to the extent the rights, duties, commitments and obligations set forth in this Protocol Agreement, the Pharmacia POA or the Monsanto POA differ from or conflict with the rights, duties, commitments and obligations of the parties as set forth in the Amended Distribution Agreement or in the Amended Separation Agreement, the rights, duties, commitments and obligations in this Protocol Agreement, the Pharmacia POA or the Monsanto POA shall supercede and take precedence over the rights, duties, commitments and obligations set forth in the Amended Distribution Agreement or the Amended Separation Agreement, as the case may be; provided, however, that parties hereto acknowledge and agree that for all purposes with respect to the Anniston Litigation and the Anniston Litigation Appeal, the rights, duties, commitments and obligations set forth in the Anniston Protocol Agreement shall control and shall not be superceded or replaced by the rights, duties, commitments and obligations set forth in this Protocol Agreement other than with respect to Pharmacia's revocation of the power of attorney attached as Exhibit A to the Anniston Protocol Agreement and replacement thereof with the Pharmacia POA as set forth in Section 6(a) of this Protocol Agreement.

     Section 9. Bankruptcy. In the event that Solutia files or is subject to any voluntary or involuntary bankruptcy proceeding, Solutia's rights hereunder and Solutia's right to defend Pharmacia and/or Monsanto with respect to (i) the Pennsylvania Litigation and the Appeal, (ii) the Anniston Litigation and the Anniston Litigation Appeal; and (iii) any other Third Party Claims, as well as the Pharmacia POA and the Monsanto POA are automatically and immediately revoked. The parties further agree that consent from relief from any automatic stay under section 362 of the Untied States Bankruptcy Code is not necessary, but that should a court rule otherwise, Solutia hereby consents to the entry of an order granting relief from the stay in order to effectuate this paragraph and agrees to provide all necessary cooperation.

     Section 10.    Miscellaneous.

     (a) No Waiver; Statute of Limitations.

     (i) Amended Distribution Agreement and Anniston Protocol Agreement. Other than as specifically provided herein, none of Pharmacia, Monsanto or Solutia has waived or compromised any of their respective rights under the Amended Distribution Agreement or the Anniston Protocol Agreement. In addition, the running of any limitations on the time for Pharmacia, Monsanto or Solutia to assert any claims related to the Pennsylvania Litigation under the Amended Distribution Agreement is tolled until 120 days after final resolution of the Appeal.

     (ii) Amended Separation Agreement. Other than as specifically provided herein, neither Pharmacia nor Monsanto has waived or compromised any of their respective rights under the Amended Separation Agreement. In addition, the running of any limitations on the time for Pharmacia or Monsanto to assert any claims related to the Pennsylvania Litigation under the Amended Separation Agreement is tolled until 120 days after final resolution of the Appeal. The parties acknowledge and agree that nothing contained in this Protocol Agreement makes Solutia a party to the Amended Separation Agreement nor gives it any rights thereunder.

     (b) Commitments and Obligations Continue. Nothing herein is intended to nor shall be construed to waive or limit any of the commitments and obligations of Solutia to Pharmacia, Monsanto or the Monsanto Group (and each of their Representatives and Affiliates) set forth in the Amended Distribution Agreement or the Anniston Protocol Agreement, or to waive or limit any commitments and obligations of Monsanto to Pharmacia or the Pharmacia Group (and each of their Representatives and Affiliates) set forth in the Amended Separation Agreement.

     (c) Expenses. Each party hereto will pay its own costs and expenses incident to its negotiation and preparation of this Protocol Agreement, including the fees, expenses and disbursement of its counsel.

     (d) Governing Law. This Protocol Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as to all matters, including matters of validity, construction, effect, performance and remedies (other than the laws regarding choice of laws and conflicts of laws).

     (e) Amendments and Modifications. This Protocol Agreement may be amended, modified or supplemented only by a written agreement signed by all of the parties hereto.

     (f) Binding Effect; Assignment. This Protocol Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors, but neither this Protocol Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any party hereto.

     (g) Agreement as to Solutia's Breach. Provided that Solutia promptly and fully complies with, as conditions precedent, the commitments, obligations and duties set forth in this Protocol Agreement, Pharmacia and Monsanto each agree that Solutia's determination not to post the Pennsylvania Litigation Appeal Bond will not be deemed to be a breach of Solutia's commitments and obligations to Pharmacia or Monsanto under the Amended Distribution Agreement; provided, however, to the extent that such agreement by Pharmacia and Monsanto may be deemed to be a waiver of a breach by Solutia of the Amended Distribution Agreement, such waiver shall not operate or be construed as a waiver of any subsequent breach by Solutia.

     (h) Counterparts. This Protocol Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (i) Blue Penciling; Specific Performance. Any provision of this Protocol Agreement that is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each party acknowledges that money damages would be an inadequate remedy for any breach of the provisions of this Protocol Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

     (k) Acknowledgement as to Pharmacia's Attorney in Fact. Notwithstanding anything contained herein to the contrary, the parties acknowledge and agree that Monsanto has been appointed as Pharmacia's agent and attorney as provided in the power of attorney attached as Exhibit A to the Amended Distribution Agreement. The parties further acknowledge and agree that to the extent that such power of attorney has not been revoked by Pharmacia, in the event that Solutia is required pursuant to this Protocol Agreement to provide information, or otherwise report, to Pharmacia, Solutia's obligations with respect thereto shall be satisfied to the extent that Solutia provides such information, or otherwise reports, to Monsanto.


                          [SIGNATURE PAGE IS NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Protocol Agreement to be duly executed as of the date first above written.

                                     PHARMACIA CORPORATION,
                                     a Delaware corporation



                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:



                                     MONSANTO COMPANY,
                                     a Delaware corporation



                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     SOLUTIA INC.,
                                     a Delaware corporation



                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT A

                                     FORM OF
                      POWER OF ATTORNEY: LITIGATION/CLAIMS


KNOW ALL MEN BY THESE PRESENTS:

     That Pharmacia Corporation, a corporation organized and existing under the laws of the State of Delaware or the applicable member of the Monsanto Group ("Pharmacia") has made, constituted and appointed and by these presents does make, constitute and appoint, Solutia Inc., a corporation organized and existing under the laws of the State of Delaware or the applicable member of the
Chemicals  Group  ("Solutia")  its true  and  lawful  agent  and  attorney,  for
Pharmacia and in Pharmacia's name, place and stead, for all purposes with respect to Third Party Claims (including, without limitation, the Pennsylvania Litigation and the Anniston Litigation) as to which Solutia has agreed to indemnify Pharmacia, and such claims against Third Parties which continue to be held by Pharmacia in trust for Solutia, such Third Party Claims and claims against Third Parties being collectively referred to herein as "Claims"; and its attorney shall have, subject to (i) the provisions of the Protocol Agreement, dated November 15, 2002 (the "Protocol Agreement"), to which this power of attorney is entered, and (ii) the Protocol Agreement dated as of July 1, 2002, by and among Pharmacia, Solutia and Monsanto Company (the "Anniston Protocol Agreement"), full power and authorization to take all action with respect to such Claims as Pharmacia can take and which said attorney, acting through its officers or their delegates, who in each case, acting alone, in his or her sole discretion, think best, including without limitation, (i) to represent Pharmacia with respect to such Claims for so long as such Claims are unresolved; (ii) to appear in Pharmacia's name and to execute, deliver and file all pleadings, motions and other filings, at trial, on appeal, or in a proceeding, through counsel retained by Solutia or by officers of Solutia or their delegates, acting alone, or otherwise; (iii) to assert or waive any or all rights with respect to such Claims; (iv) to engage in all phases of discovery with respect to such Claims, including without limitation, to take depositions, defend depositions and propound or respond to other discovery requests, such as interrogatories or requests for production of documents; (v) to direct and accept service of process with respect to such Claims; (vi) to execute and deliver affidavits as may be necessary or desirable with respect to such Claims; (vii) to agree to and to represent Pharmacia in alternative resolution proceedings, including arbitration or mediation of Claims; (viii) to discuss or negotiate settlement agreements and releases with Third Parties with respect to such Claims on such terms and conditions as Solutia thinks best; (ix) to execute, deliver and, if needed, file any and all settlement agreements, releases and other agreements, documents and instruments as may be required and any and all modifications thereof; and (x) to obtain and post bonds pending appeal; hereby giving and granting to Pharmacia's said attorney full power and authority to do and perform all and every act and thing whatsoever necessary to be done in the premises as fully to all intents and purposes as Pharmacia might or could do, hereby ratifying and confirming all that its said attorney may do pursuant to this power.

     Subject to the Protocol Agreement and the Anniston Protocol Agreement, Pharmacia hereby gives and grants to its said attorney full power and authority to do and perform all and every act and thing whatsoever necessary to be done in the premises, in order fully to carry out and effectuate the authority herein granted, as fully to all intents and purposes as Pharmacia might or could do if acting through its own officers or delegates, and Pharmacia hereby ratifies and confirms all that its said attorney may do pursuant to this power.

     Pharmacia hereby further authorizes and empowers its said attorney to substitute and appoint in the place and stead of its said attorney, or to employ agents or sub-agents as Solutia thinks best, one or more attorney or attorneys to exercise for Pharmacia as its attorney or attorneys any and all of the powers and authorities hereby conferred; and to revoke such appointment or appointments from time to time, and to substitute or appoint any other or others in the place of such attorney or attorneys as Solutia shall from time to time think fit.

     Unless specifically defined herein, capitalized terms shall have the meaning defined in the Amended Distribution Agreement.

     The term "Amended Distribution Agreement" when used herein means that certain Distribution Agreement, dated as of September 1, 1997, between Solutia and Pharmacia Corporation as amended by that certain Amendment to the Distribution Agreement, dated as of July 1, 2002, among Solutia, Pharmacia and Monsanto.

     The term "Anniston Litigation" when used herein means Sabarina Abernathy, et al. v. Monsanto Company, et al., Case No. CV01832 and any appeals taken in that matter.

     The term "Distribution Date" when used herein means September 1, 1997.

     The term "Governmental Authority" when used herein means any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, the NYSE, or other regulatory, administrative or governmental authority.

     The term "Pennsylvania Litigation" when used herein means Commonwealth of Pennsylvania et al. v. United States Mineral Products et al., Nos. 284 M.D., 244 M.D. (Penn. Comm. Ct.) and any appeals taken in that matter.

     The term "Third Party" when used herein means any individual, partnership, joint venture, corporation, trust, limited liability company, unincorporated organization or a government or any department or agency thereof other than Pharmacia or Solutia or their wholly owned direct or indirect subsidiaries or affiliates.

     The term "Third Party Claims" when used herein means any claim, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal asserted by a Third Party.

     All references in this document to "its attorney" or "its said attorney" or "its true and lawful attorney," or similar designations shall refer to Solutia Inc. and each and every person to whom Solutia delegates such power and also to each and every substitute or successor attorney-in-fact appointed under the terms of this instrument as herein provided.

     All references in this document to "its attorney" or "its said attorney" or "its true and lawful attorney," or similar designations shall refer not only to Solutia or its delegates but also to each and every substitute or successor attorney-in-fact appointed under the terms of this instrument as herein provided.

     Pharmacia hereby acknowledges that this power is coupled with an interest and hereby directs that, to the extent authorized or permitted by applicable law, this power or attorney shall not be affected by any merger, reverse merger, split off, spin or consolidation of Pharmacia or Solutia. It is Pharmacia's intent that the authority conferred hereby shall be exercisable notwithstanding such corporate changes and that this power of attorney shall, if permitted by applicable law or applicable contract, be irrevocable; provided, however, Pharmacia shall have the right, in its sole discretion, to revoke this Power of Attorney in whole or in part, by delivering written notice to Solutia in the event that Pharmacia posts a bond as contemplated in the Anniston Protocol Agreement or upon any breach by Solutia of its commitments, duties or obligations under either (i) this Power of Attorney or (ii) the Amended

Distribution  Agreement including,  without limitation,  any failure to post any appeal bond required thereunder and, provided further, that this power of attorney shall be automatically and immediately revoked in accordance with the provisions of Section 9 of the Protocol Agreement. In the event applicable law in effect at or any time after the execution of this instrument does not authorize or permit the foregoing direction to be effective, and if at any later date, applicable law changes (whether by amendment, court decision, or otherwise), then Pharmacia directs that the foregoing provisions shall thereafter become applicable. Notwithstanding anything contained in this power of attorney to the contrary, (i) this power of attorney may be renewed for additional thirty (30) day periods at the written request of Pharmacia; and (ii) should this power of attorney be revoked in part by Pharmacia, Solutia's obligations hereunder to perform on behalf of Pharmacia and in Pharmacia's name, place and stead all of Pharmacia's commitments, duties, liabilities and obligations for all purposes with respect to all other Claims shall continue.

     All persons dealing with Pharmacia's said attorney shall be protected in relying upon a copy of this instrument and shall be protected in relying upon the written certificate of Solutia as to the Claims which are the subject of this power of attorney, the identity and authority or its officers, their delegates and any substitute or successor appointed pursuant to the terms hereof, and/or as to whether any of the persons authorized to act hereunder is unavailable so to act, so as to authorize some other person to act hereunder, and Pharmacia hereby declares that as against it and all persons claiming under it everything which its attorney shall do or cause to be done pursuant hereto shall be valid and effectual in favor of any person claiming the benefit hereof who at the time of the doing thereof shall have relied upon any such certification made by Solutia. If required by applicable law or if Solutia desires for any reason to do so, an executed copy of this Power of Attorney shall be filed for record with the Governmental Authority wherein the Claim is pending or such other place as required by law or whether Solutia thinks best. Pharmacia authorizes Solutia to make all such filings.

     This instrument may be executed in any number of counterparts, and all of said counterparts shall constitute but one and the same instrument.

                    [SIGNATURE AND NOTARY PAGE IS NEXT PAGE]

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____ day of ____________________, 2002.


                                  PHARMACIA CORPORATION



                                  -----------------------------------
                                  By:
                                  Title:


ATTEST:



------------------------------------



STATE OF NEW JERSEY        )
                           )
COUNTY OF ___________      )


     On this _____ day of _________________, 2002, before me the undersigned, a Notary Public, in and for the County and State aforesaid, personally appeared _______________________________, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in __________________, the day and year last above written.



                                  ----------------------------------------------
                                  Notary Public in and for said County and State

My Commission expires:

-----------------------------

                                    EXHIBIT B

                                MONSANTO COMPANY
                      POWER OF ATTORNEY: LITIGATION/CLAIMS



KNOW ALL MEN BY THESE PRESENTS:

     That from and after the date hereof ("Effective Date"), Monsanto Company, a corporation organized and existing under the laws of the State of Delaware ("Monsanto") has made, constituted and appointed, and by these presents does make, constitute and appoint, Solutia Inc., a corporation organized and existing under the laws of the State of Delaware ("Solutia"), its true and lawful agent and attorney, for Monsanto and in Monsanto's name, place and stead, for all purposes with respect to Third Party Claims (including, without limitation, the Pennsylvania Litigation and the Anniston Litigation) as to which Solutia has agreed to indemnify Monsanto, and such claims against Third Parties which continue to be held by Monsanto in trust for Solutia, such Third Party Claims and claims against Third Parties being collectively referred to herein as "Claims"; and its attorney shall have, subject to (i) the provisions of the Protocol Agreement, dated November 15, 2002 (the "Protocol Agreement"), to which this power of attorney is entered, and (ii) the Protocol Agreement dated as of July 1, 2002, by and among Pharmacia, Solutia and Monsanto Company (the "Anniston Protocol Agreement"), full power and authorization to take all action with respect to such Claims as Monsanto can take and which said attorney, acting through its officers or their delegates, who in each case, acting alone, in his or her sole discretion, think best, including without limitation, (i) to represent Monsanto with respect to such Claims for so long as such Claims are unresolved; (ii) to appear in Monsanto's name and to execute, deliver and file all pleadings, motions and other filings, at trial, on appeal, or in a proceeding, through counsel retained by Solutia or by officers of Solutia or their delegates, acting alone, or otherwise; (iii) to assert or waive any or all rights with respect to such Claims; (iv) to engage in all phases of discovery with respect to such Claims, including without limitation, to take depositions, defend depositions and propound or respond to other discover requests, such as interrogatories or requests for production of documents; (v) to direct and accept service of process with respect to such claims; (vi) to execute and deliver affidavits as may be necessary or desirable with respect to such Claims;
(vii) to agree to and to represent Monsanto in alternative resolution proceedings, including arbitration or mediation of Claims; (viii) to discuss or negotiate settlement agreements and releases with Third Parties with respect to such Claims on such terms and conditions as Solutia thinks best; (ix) to execute, deliver and if needed, file any and all settlement agreements, releases and other agreements, documents and instruments as may be required and any and all modifications thereto; and (x) to obtain and post bonds pending appeal; hereby giving and granting to Monsanto's said attorney full power and authority to do and perform all and every act and thing whatsoever necessary to be done in the premises as fully to all intents and purposes as Monsanto might or could do, hereby ratifying and confirming all that its said attorney may do pursuant to this power.

     Subject to the Protocol Agreement and the Anniston Protocol Agreement, Monsanto hereby gives and grants to its said attorney from and after the Effective Date, full power and authority to do and perform all and every act and thing whatsoever necessary to be done in the premises, in order fully to carry out and effectuate the authority herein granted, as fully to all intents and purposes as Monsanto might or could do if acting through its own officers or delegates, and Monsanto hereby ratifies and confirms all that its said attorney may be pursuant to this power.

     Monsanto hereby further authorizes and empowers its said attorney from and after Effective Date to substitute and appoint in the place and stead of its said attorney, or to employ agents or sub-agents as Solutia thinks best, one or more attorney or attorneys to exercise for Monsanto as its attorney or attorneys any or all of the powers and authorities hereby conferred; and to revoke such appointment or appointments from time to time, and to substitute or appoint any other or others in the place of such attorney or attorneys as Solutia shall from time to time think fit.

     Unless specifically defined herein, capitalized terms shall have the meaning defined in the Amended Distribution Agreement.

     The term "Amended Distribution Agreement" when used herein means that certain Distribution Agreement, dated as of September 1, 1997, between Solutia and Pharmacia Corporation as amended by that certain Amendment to the Distribution Agreement, dated as of July 1, 2002, among Solutia, Pharmacia and Monsanto.

     The term "Anniston Litigation" when used herein means Sabarina Abernathy, et al. v. Monsanto Company, et al., Case No. CV01832 and any appeals taken in that matter.

     The term "Governmental Authority" when used herein means any federal, state, local, foreign or international court, government department, commission, board, bureau, agency, the New York Stock Exchange, or other regulatory, administrative or governmental authority.

     The term "Pennsylvania Litigation" when used herein means Commonwealth of Pennsylvania et al. v. United States Mineral Products et al., Nos. 284 M.D., 244 M.D. (Penn. Comm. Ct.) and any appeals taken in that matter.

     The term "Third Party" when used hereby means any individual, partnership, joint venture, corporation, trust, limited liability company, unincorporated organization or a Governmental Authority or any department or agency thereof other than Monsanto or Solutia and their respective wholly-owned direct or indirect subsidiaries.

     The term "Third Party Claims" when used herein means any claim, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal asserted by a Third Party.

     All references in this document to "its attorney" or "its said attorney" or "its true and lawful attorney," or similar designations shall refer to Solutia Inc. and each and every person to whom Solutia delegates such power and also to each and every substitute or successor attorney-in-fact appointed under the terms of this instrument as herein provided.

     All references in this documents to "its attorney" or "its said attorney" or "its true and lawful attorney," or similar designations shall refer not only to Solutia or its delegates but also to each and every substitute or successor attorney-in-fact appointed under the terms of this instrument as herein provided.

     Monsanto hereby acknowledges that this power is coupled with an interest and hereby directs that, to the extent authorized or permitted by applicable law, this power or attorney shall not be affected by any merger, reverse merger, split off, spin or consolidation of Monsanto or Solutia. It is Monsanto's intent that the authority conferred hereby shall be exercisable notwithstanding such corporate changes and that this power of attorney shall, if permitted by applicable law or applicable contract, be irrevocable, provided, however, that Monsanto shall have the right, in its sole discretion, to revoke this Power of Attorney in whole or in part, by delivering written notice to Solutia upon any breach by Solutia of its commitments, duties or obligations under either (i) this Power of Attorney or (ii) the Amended Distribution Agreement including, without limitation, any failure to post any appeal bond required thereunder and, provided further, that this power of attorney shall be automatically and immediately revoked in accordance with the provisions of
Section 9 of the Protocol Agreement. In the event applicable law in effect at or any time after the execution of this instrument does not authorize or permit the foregoing direction to be effective, and if at any later date, applicable law changes (whether by amendment, court decision, or otherwise), then Monsanto directs that the foregoing provisions shall thereafter become applicable. Notwithstanding anything contained in this power of attorney to the contrary,
(i) this power of attorney may be renewed for additional thirty (30) day periods at the written request of Monsanto; and (ii) should this power of attorney be revoked in part by Monsanto, Solutia's obligations hereunder to perform on behalf of Monsanto and in Monsanto's name, place and stead all of Monsanto's commitments, duties, liabilities and obligations for all purposes with respect to all other Claims shall continue.

     All persons dealing with Monsanto's said attorney shall be protected in relying upon a copy of this instrument and shall be protected in relying upon the written certificate of Solutia as to the Claims which are the subject of this power of attorney, the identity and authority of its officers, their delegates and any substitute or successor appointed pursuant to the terms hereof, and/or as to whether any of the persons authorized to act hereunder is unavailable so to act, so as to authorize some other person to act hereunder, and Monsanto hereby declares that as against it and all persons claiming under it everything which its attorney shall do or cause to be done pursuant hereto shall be valid and effectual in favor of any person claiming the benefit hereof who at the time of the doing thereof shall have relied upon any such certification made by Solutia. If required by applicable law or if Solutia desires for any reason to do so, an executed copy of this Power of Attorney shall be filed for record with the Governmental Authority wherein the Claim is pending or such other place as required by law or whether Solutia thinks best. Monsanto authorizes Solutia to make all such filings.

     This instrument may be executed in any number of counterparts, and all of said counterparts shall constitute but one and the same instrument.

                    [SIGNATURE AND NOTARY PAGE IS NEXT PAGE]

     IN WITNESS WHEREOF, I have hereunto set my hand and seal as of this day of November 15, 2002.

                                        MONSANTO COMPANY


                                        ----------------------------------------
                                        By:     Terrell K. Crews
                                        Title:  Executive Vice President and
                                                Chief Financial Officer
ATTEST:

--------------------------------




STATE OF MISSOURI                )
                                 )
COUNTY OF ST. LOUIS              )

     On this 15th day of November, 2002, before me the undersigned, a Notary Public, in and for the County and State aforesaid, personally appeared Terrell
K. Crews, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in St. Louis, the day and year last above written.



                                  ----------------------------------------------
                                  Notary Public in and for said County and State

My Commission Expires:

--------------------------

                                    EXHIBIT C

                                     FORM OF
                            SOLUTIA LETTER OF CREDIT


              IRREVOCABLE LETTER OF CREDIT NO.____________________

                            DATE_____________________

Monsanto Company
Attn: General Counsel
800 North Lindbergh Boulevard
St. Louis, MO 63167

To Whom It May Concern:

At the request of Solutia, Inc. ("Solutia") we, (Name and Address of Bank), have opened an IRREVOCABLE LETTER OF CREDIT in your favor for $ 20,000,000.00 U.S. Dollars, available by your drafts at sight.

We warrant to you that all your drafts under this IRREVOCABLE LETTER OF CREDIT will be duly honored upon presentation of your draft on us at (Address of Bank) on or before the expiration date or on or before any automatically extended date as set forth below.

Any draft(s) drawn by you under this Letter of Credit shall be accompanied by your written certification that you have procured the execution of a bond in the amount of $71,433,900.00 at the request of Solutia and that any one or more of the following exists: (i) Claims have been made by SAFECO Insurance Company of America ("Safeco") against you with respect to the bond posted by Safeco ("Safeco Bond") in favor of Monsanto Company relating to the Commonwealth of Pennsylvania, Department of General Services et. al., v. United States Mineral Products et. al., No. 284 M.D. 244 M.D. (Pennsylvania Commonwealth Court) ("Pennsylvania Litigation"); (ii) Claims have been made by Safeco against any letter of credit or other collateral posted by you in order to secure your performance of the Safeco Bond; (iii) An agreement has been duly executed by the parties to the Pennsylvania Litigation settling any claims at issue, or arguably at issue, in the Pennsylvania Litigation and Solutia has not paid the required settlement amount within five (5) business days after such agreement has been fully executed; or (iv) A final, non-appealable judgment in the Pennsylvania Litigation has been entered by a court of competent jurisdiction against Solutia or Pharmacia Corporation (a/k/a Monsanto Company) and Solutia has not paid the required settlement amount within five (5) business days after such agreement has been fully executed.

Except as stated herein, this IRREVOCABLE LETTER OF CREDIT is effective November 15, 2002, and expires on August 1, 2004, but will be automatically extended without amendment for successive one-year periods from the current expiration date and any future expiration date unless at least 90 days prior to expiration date we notify you by registered letter that we elect not to renew for such additional one-year periods.

This credit is subject to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce, publication no. 500.

                                Very truly yours,


                                          (Authorized Signature)
                                ------------------------------------------------

                                                 (Title)
                                ------------------------------------------------
            (To be prepared on Bank Letterhead)